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                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 2001 included in Dynamics Research Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.


                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP


April 23, 2001